UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 7, 2006

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800) 736-3402

1-446	METROPOLITAN EDISON COMPANY	23-0870160
(A Pennsylvania Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800) 736-3402

1-3522	PENNSYLVANIA ELECTRIC COMPANY	25-0718085
(A Pennsylvania Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800) 736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On April 7, 2006, FirstEnergy Solutions Corp. (FES), a wholly owned subsidiary of FirstEnergy Corp., and Metropolitan Edison Company and Pennsylvania Electric Company (including Pennsylvania Electric’s Waverly Electric Power and Light Company subsidiary), also wholly owned subsidiaries of FirstEnergy Corp. (Buyers), entered into an amendment (Tolling Agreement) to the Restated Partial Requirements Agreement (PRA) dated January 1, 2003, as amended, between the parties, which provides for the supply of electrical power to Buyers. The Tolling Agreement arises out of FES’ notice, dated April 7, 2006 to Buyers that FES elected to exercise its right to terminate the PRA effective midnight December 31, 2006, because the PRA is not economically sustainable to FES.

In lieu of allowing such termination to become effective as of December 31, 2006, FES and Buyers have agreed, pursuant to the Tolling Agreement, to amend the PRA to provide as follows:

1. The termination provisions of the PRA will be tolled for one year, until December 31, 2007, provided that during such tolling period:

a.	FES will be permitted to terminate the PRA at any time with sixty days written notice;
b.
Buyers will procure through arrangements other than the PRA beginning December 1, 2006 and ending December 31, 2007, approximately 33% of the amounts of capacity and energy necessary to satisfy their Provider of Last Resort (PLR) obligations for which Committed Resources (i.e., non-utility generation under contract to Buyers, Buyer-owned generating facilities, purchased power contracts and distributed generation) have not been obtained; and

c.	FES will not be obligated to supply additional quantities of capacity and energy in the event that a supplier of Committed Resources defaults on its supply agreement.

2. During the tolling period FES will not act as agent for Buyers in procuring the services under section 1.(b) above; and

3. The pricing provision of the PRA shall remain unchanged provided Buyers comply with the provisions of the Tolling Agreement and any applicable provision of the PRA.

In the event that FES elects not to terminate the PRA effective midnight December 31, 2007, similar tolling agreements effective after December 31, 2007 will be considered by FES for subsequent years if Buyers procure through arrangements other than the PRA approximately 64%, 83% and 95% of the additional amounts of capacity and energy necessary to satisfy their PLR obligations for 2008, 2009 and 2010, respectively, for which Committed Resources have not been obtained from the market.

Item 7.01 Regulation FD Disclosure.

On April 10, 2006, Metropolitan Edison Company and Pennsylvania Electric Company filed transition rate plans, including requests for general rate increases, with the Pennsylvania Public Utility Commission. FirstEnergy Corp. issued a Press Release and Letter to the Investment Community that provides information related to the filings. The Press Release and Letter to the Investment Community are furnished, not filed, as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference hereunder.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by FirstEnergy Corp., dated April 10, 2006
99.2	Letter to the Investment Community, dated April 10, 2006

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate," "potential," "expect," "believe," "estimate" and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, the continued ability of our regulated utilities to collect transition and other charges or to recover increased transmission costs, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), and the legal and regulatory changes resulting from the implementation of the Energy Policy Act of 2005 (including, but not limited to, the repeal of the Public Utility Holding Company Act of 1935), the uncertainty of the timing and amounts of the capital expenditures (including that such amounts could be higher than anticipated) or levels of emission reductions related to the Consent Decree resolving the New Source Review litigation, adverse regulatory or legal decisions and outcomes (including, but not limited to, the revocation of necessary licenses or operating permits, fines or other enforcement actions and remedies) of governmental investigations and oversight, including by the Securities and Exchange Commission, the United States Attorney’s Office, the Nuclear Regulatory Commission and the various state public utility commissions as disclosed in the registrants' Securities and Exchange Commission filings, generally, and with respect to the Davis-Besse Nuclear Power Station outage and heightened scrutiny at the Perry Nuclear Power Plant in particular, the timing and outcome of various proceedings before the Pennsylvania Public Utility Commission, including the transition rate plan filings for Met-Ed and Penelec, the continuing availability and operation of generating units, the ability of generating units to continue to operate at, or near full capacity, the inability to accomplish or realize anticipated benefits from strategic goals (including employee workforce initiatives), the anticipated benefits from voluntary pension plan contributions, the ability to improve electric commodity margins and to experience growth in the distribution business, the ability to access the public securities and other capital markets and the cost of such capital, the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to the August 14, 2003 regional power outage, circumstances which may lead management to seek, or the Board of Directors to grant, in each case in its sole discretion, authority for the implementation of a share repurchase program in the future, the risks and other factors discussed from time to time in the registrants' Securities and Exchange Commission filings, and other similar factors. The registrants expressly disclaim any current intention to update any forward-looking statements contained herein as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 10, 2006

FIRSTENERGY CORP.
Registrant

METROPOLITAN EDISON COMPANY
Registrant

PENNSYLVANIA ELECTRIC COMPANY
Registrant

/s/ Jeffrey R. Kalata
Jeffrey R. Kalata
Assistant Controller